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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) May 28, 1996


                           SHOWSCAN ENTERTAINMENT INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                0-15939                                  95-3940004
        (Commission File Number)            (I.R.S. Employer Identification No.)


         3939 LANDMARK STREET,
        CULVER CITY, CALIFORNIA                             90232
(Address of Principal Executive Offices)                 (Zip Code)


                                 (310) 558-0150
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         In connection with the Litigation Reform Act of 1995, Showscan Entertainment Inc. (the "Registrant") is hereby filing certain cautionary information to be used in connection with written materials and/or oral statements made by or on behalf of its employees and representatives which may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as "may," "expect," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. The listener and/or reader is cautioned that all forward-looking statements are necessarily speculative and there are certain risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements. The discussion below highlights some of the more important risks identified by management but should not be assumed to be the only things that could affect future performance. The reader and/or listener is cautioned that the Registrant does not have a policy of updating or revising forward-looking statements and thus he or she should not assume that silence by management over time means that actual events are bearing out as estimated in such forward-looking statements.

Period to Period Fluctuations

         The Registrant's operating results may fluctuate from period to period for a number of reasons, including (a) the timing of sales of the Registrant's motion simulation attractions, (b) the timing of delivery and installation of such sales (pursuant to percentage of completion accounting) and any delays therein caused by permitting or construction delays at the customer's site, (c) the size, type and configuration of the attractions sold, (d) the timing of film rental payments from existing attractions and the performance of those attractions that pay film rental based on a percentage of box office, and (e) the timing of sales and marketing efforts and related expenditures. Accordingly, the Registrant's revenues and earnings in any particular period may not be indicative of the results for any future period.

         The Registrant's performance depends upon the number of motion simulation attractions that it can sell and install. This dependence has been lessening as the percentage of the Registrant's revenues derived from on-going film rental has increased though there can be no assurance that this trend will necessarily continue. The Registrant's results have followed a seasonal pattern, with revenues tending to be stronger in the second and fourth fiscal quarters, reflecting the buying patterns of the Registrant's customers for new motion simulation attractions.

         The Registrant's stock price, like that of other small entertainment companies, is subject to significant volatility. The Registrant's stock is thinly, though regularly, traded and thus small trades can significantly affect the market price. The stock price may also be affected by (a) broader market trends and general economic conditions unrelated to the Registrant's performance, and (b) factors related to the Registrant but not within the control of Registrant such as articles or statements published by securities analysts, newspapers and others commenting on the Registrant or its stock price.

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Growth Plan

         Management of the Registrant has adopted an aggressive growth plan that includes substantial investments in its sales and marketing organizations, the creation of new research and development programs and increased funding of existing programs, and investments in corporate infrastructure that will be required to support significant growth. This plan, which was implemented during the latter half of fiscal 1996 and is planned to continue into fiscal 1997, carries with it a number of risks, including a higher level of operating expenses that may not be adequately covered by increased sales and the complexities associated with managing a larger and faster growing organization.

New Product Development

         The Registrant operates in a technology driven segment of the entertainment business. As such, the Registrant must continually improve its products to increase their entertainment value while also facing pressure to continually reduce the price of its products to respond to competitive pressures. Since the Registrant's main competitors, Iwerks Entertainment, Inc. and Imax Corporation, have significantly more capital than the Registrant, the Registrant has had to rely more on its suppliers and other third-parties to improve the Registrant's existing products and to develop new ones. The Registrant's future results will depend in large part on its ability to remain a leader in its business segment.

International Operations

         A significant portion of the Registrant's revenue is from sales and film licensing outside the United States. The Registrant's results could be negatively affected by such factors as changes in foreign currency exchange rates, trade protection measures, policies with respect to currency and fiscal controls, longer accounts receivable collection patterns, changes in regional or worldwide economic or political conditions, or natural disasters. Though the Registrant faces less direct exchange rate risks since its contracts are denominated in US Dollars, fluctuations in exchange rates can significantly affect the affordability of the Registrant's products and services overseas.

Intellectual Property

         The Registrant has several United States patents on various processes and elements related to film projection and motion simulation. The most important of these patents expire in October 2001. Though the Registrant's patents have never been challenged and the Registrant believes that they are valid, third parties could still challenge the patents and a court could determine that one or more of them are invalid. Declarations of invalidity, particularly of the Registrant's key patents, could adversely affect the marketability of the Registrant's products and services. In addition, the Registrant always faces the risk that new technologies could be discovered that are superior to the Registrant's patents. See "New Product Development" above.

Competition

         The Registrant faces intense competition in all of its product lines. In the motion simulation business, the Registrant's main competitor is Iwerks though there is an increasing number of smaller competitors. Iwerks has substantially greater financial resources than the

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Registrant and as such may be able to both price its existing products and services lower than the Registrant as well as produce new products. Imax is a growing competitor of the Registrant in this segment and has dedicated substantial resources to entering this market.

         In the large screen, special format motion picture business, the Registrant's main competitor is Imax though Iwerks is also very significant. The 15/70 format appears to be emerging as the most popular large format due primarily to the large number of films available in that format. Imax is by far the dominant company in this segment. The Registrant is only a recent entrant into this market and has not yet made any sales. The Registrant will have to invest substantial sums in order to enter the 15/70 market and thus short term results could be adversely affected until sales can be made. See also the discussion below regarding litigation initiated with respect to the Registrant's entry into this market.

         The Registrant also competes with other companies in the entertainment business for the entertainment expenditures of consumers. Consumers are presently offered a broad range of entertainment options and the entertainment industry continues to undergo significant change and development with new competing forms of entertainment products and services entering the market at an increasing rate. Computer simulation, interactive and virtual reality products are improving rapidly and could become directly competitive with the Registrant's products. The Registrant's performance and financial condition could be adversely affected by the introduction of new products, shifting consumer preferences and the greater availability and acceptance of other forms of entertainment.

Business Disruption

         The Registrant's corporate headquarters, including its research and development operations and most of its manufacturing facilities, are located in Los Angeles, California, a region known for seismic activity. Operating results could be materially affected by a significant earthquake or other natural disaster.

Dependence on Major Customers

         The Registrant's motion simulation business has two significant concentrations. The first concentration involves ongoing film licenses and is located in Japan where a single customer presently operates or is otherwise responsible for twelve simulation attractions. The second concentration relates to the Registrant's order backlog where United Artists Theatre Circuit and King's Entertainment Company individually and collectively represent a substantial portion of the outstanding equipment orders to be delivered in the next few years. Of course, as each of these customers builds more theatres they will then become a concentration in the area of ongoing film rental. In the future, the Registrant plans to increase the number of customers with which it has multi-system agreements. The Registrant's short and long term performance could be adversely impacted if disruptions were to occur in any of these areas of concentration such as order cancellations, license terminations or payment problems.

Ability to Produce Additional Films

         One of the primary factors considered by potential purchasers of motion simulation attractions is the quality and extent of the films available to be shown at the attraction. A large portion of the Registrant's competitive advantage resides in its popular and extensive library of ride films. To maintain this competitive edge, the Registrant must produce several new films

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each year. Film production is expensive and requires the investment of
Registrant's funds (to the extent that investors cannot be located) while there is no assurance that the films produced will be popular. Iwerks and Imax have each indicated that they are devoting substantial portions of their assets to the production of new ride films. Both the short and long term financial performance of the Registrant will be adversely affected if the perceived quality and popularity of the Registrant's film library declines either alone or in comparison to the films of the Registrant's competitors.

Litigation

         Imax has initiated three lawsuits against the Registrant and its supplier with respect to the Registrant's entry into the market for 15/70 format theatres and films. In turn, the Registrant has brought an antitrust lawsuit against Imax alleging that Imax is illegally excluding the Registrant from this market. While the Registrant is confident that it will prevail in each of these lawsuits, the outcome is not certain. The presence of this litigation has already slowed the Registrant's entry into this market and a negative determination could prevent such entry while also potentially resulting in the payment of damages and penalties to Imax. While the litigation is in process, the Registrant is incurring substantial legal expenses while its ability to make sales is impeded.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Not applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SHOWSCAN ENTERTAINMENT INC.



Date:  May 28, 1996                     By: \s\  W. TUCKER LEMON
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                                              W. Tucker Lemon
                                              Vice President, General Counsel
                                                and Secretary

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